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                          RESERVE PRIVATE EQUITY SERIES

                        SUPPLEMENT DATED DECEMBER 1, 2000
    TO THE RESERVE PRIVATE EQUITY SERIES PROSPECTUS DATED SEPTEMBER 29, 2000
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Currently, the Reserve Large Cap Growth Fund is sub-advised by Harbor Capital
Management Company, Inc. However, Reserve Management Co., Inc., is pleased to announce that, effective January 2, 2001, Steinberg Global Asset Management will replace Harbor Capital Management Company, Inc. as the sub-adviser of the Reserve Large Cap Growth Fund. The appointment of Steinberg Global Asset Management is subject to final approval by the Board of Trustees at its December 13, 2000 meeting.

STEINBERG GLOBAL ASSET MANAGEMENT, LTD., 50 ROWES WHARF, SUITE 420, BOSTON,
MA 02110, a registered investment adviser, was incorporated in 1993 and manages over $280 million for pension funds, endowments, foundations, corporations and high net worth individuals. Richard D. Steinberg, CFA, co-founder, serves as the President and Chief Investment Officer and will be the Fund's primary portfolio manager, responsible for the day-to-day investment decisions of the Fund.